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                                                                   EXHIBIT 10.T

               FINOVA COMMERCIAL MORTGAGE LOAN OWNER TRUST 1998-1

                          Instruction to Owner Trustee

         Reference is made to that certain Trust and Servicing Agreement, dated as of September 1, 1998 (the "Trust and Servicing Agreement") among FINOVA COMMERCIAL MORTGAGE LOAN OWNER TRUST 1998-1, a Delaware business trust (the "Issuer" or the "Trust"), FINOVA REALTY CAPITAL WAREHOUSE FUNDING, L.P., a Delaware partnership, as Depositor (the "Depositor"), FINOVA CAPITAL CORPORATION, a Delaware corporation, as Loan Originator (the "Loan Originator"), FINOVA CAPITAL CORPORATION, as Servicer (the "Servicer"), FINOVA CAPITAL CORPORATION, as Transfer Obligor (the "Transfer Obligor") and WILMINGTON TRUST COMPANY, a Delaware banking corporation, as Owner Trustee (the "Owner Trustee"). Capitalized terms not defined herein shall have the meanings ascribed to such terms in the Trust and Servicing Agreement.

         1. Morgan Stanley Securitization Funding Inc. hereby certifies that it is the Initial Class A Certificateholder and is the holder of 100% of the Percentage Interests of the Class A Certificate.

         2. The Depositor hereby certifies that it is the holder of 100% of the Percentage Interests of the Class B Certificates.

         3. Section 17.02 of the Trust and Servicing Agreement provides, among other things, that the Trust and Servicing Agreement may be amended from time to time by the parties thereto with the prior written consent of the Majority Certificateholders.

         Morgan Stanley Securitization Funding Inc. and the Depositor, as the holders of 100% of the Percentage Interests of the Class A Certificates and the Class B Certifcates, respectively, hereby direct the Owner Trustee to execute Amendment No. 1 to the Trust and Servicing Agreement, attached hereto as Exhibit A.

                            [SIGNATURE PAGE FOLLOWS]
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As of December 8, 1998



                               FINOVA REALTY CAPITAL WAREHOUSE FUNDING,
                               L.P., as holder of 100% of the Percentage
                               Interests of the Class B Certificates

                               By: FINOVA Warehouse Funding Inc., as General Partner

                               By: /s/ Melissa Huckins
                                   ______________________________________
                                       Name: Melissa Huckins
                                       Title: Vice President - Assistant
                                              Treasurer

                               MORGAN STANLEY SECURITIZATION FUNDING
                               INC., as holder of 100% of the Percentage
                               Interests of the Class A Certificates

                               By: /s/ J. Douglas Van Ness
                                   ______________________________________
                                       Name:  J. Douglas Van Ness
                                       Title:  Vice President